UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2020

MTBC, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36529	22-3832302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Clyde Road, Somerset, New Jersey, 08873

(Address of principal executive offices, zip code)

(732) 873-5133

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MTBC	Nasdaq Global Market
11% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	MTBCP	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

On January 8, 2020, MTBC, Inc. (the “Company” or “MTBC”) filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K (the “Original Form 8-K”) to disclose that the Company had acquired CareCloud Corporation, a Delaware corporation (“CareCloud”). This Amendment No. 1 (this “Amendment”) to the Original Form 8-K is being filed by the Company for the purpose of amending and supplementing Item 9.01 of the Original Form 8-K to include the audited financial statements of CareCloud and the pro forma financial information required by Items 9.01(a) and (b) of Form 8-K and should be read in conjunction with the Original Form 8-K. No other changes are made to the Original Form 8-K by this Amendment.

Section 9 ― Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired

The audited financial statements of CareCloud are filed as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

(b)	Pro forma financial information

Pro forma financial information with respect to the acquisitions of CareCloud and Etransmedia Technology, Inc. (“ETM”) is filed as Exhibit 99.2 to this Form 8-K and incorporated by reference herein.

(c)	Exhibits

No.	Description

23.1	Consent of Wojeski & Company CPAs, P.C.

99.1	Annual financial statements of CareCloud.

99.2	Unaudited Pro Forma Condensed Combined Financial Information with respect to the acquisitions of CareCloud and ETM.

99.3	Supplemental information.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTBC, Inc.
(Registrant)

By:	/s/ Stephen A. Snyder
Stephen A. Snyder
Chief Executive Officer

Date: March 20, 2020

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